UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 9, 2006
                               -------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       333-45241               22-3542636
          --------                       ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under  the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) On March 9, 2006, the Registrant expanded the responsibilities of Chris Dick and Dr. Charan Behl to those of executive officers and appointed Mr. Dick as Executive Vice President of Corporate Development and Dr. Behl as Executive Vice President and Chief Scientific Officer.

         Dr. Charan Behl, 55, has performed consulting technological services for the Registrant since June 2003. From January 1995 to July 1998 he was Vice President of R&D for Nastech Pharmaceutical Corporation, Inc. and from July 1988 to January 2001 he was Executive Vice President of R&D for Nastech. From April 1981 to November 1994 he was employed at Hoffman La Roche, where he had a number of positions, including research leader of the Pharmaceutical R&D Department. During his tenure at Roche and Nastech, Dr. Behl created substantial amount of intellectual property in the area of drug delivery. His patent portfolio includes over 40 patents issued, pending and in preparation. Dr. Behl obtained a B.S. in Pharmaceutical Sciences in 1971 from BITS, Pilani, India, an M.S. in Pharmaceutics in 1975 from Duquesne University, Pittsburgh, Pennsylvania under the mentorship of Dr. Alvin M. Galinsky, and a Ph.D. in Pharmaceutical Sciences in 1979 from the University of Michigan, Ann Arbor, Michigan under the mentorship of Dr. William I. Higuchi. Dr. Behl was an Assistant Research Scientist from 1978 to 1981 at the University of Michigan. Dr. Behl is internationally known for his scientific and professional activities. He has coauthored over 200 publications including research articles, book chapters, and abstracts and has made numerous presentations at national and international conferences and workshops. Working with his associates from academia and industry and representative of the FDA, Dr. Behl has co-organized several workshops and symposia. He was the founding chair of Nasal Drug Delivery Focus Group formed under the auspices of the AAPS in 1995, and served as its Chairman from 1995 to 2001. Dr. Behl is a fellow of the American Association of Pharmaceutical Scientists.

         Chris Dick. 51, has been engaged by the Registrant since November 2002 directing the licensing and business development activities for the Registrant. From 1999 to 2002, Mr. Dick served as Director of Business Development for Elan Drug Delivery, Inc. where he was responsible for licensing and business development of Elan's portfolio of drug delivery technologies. From 1997 to 1999, Mr. Dick was Manager of Business Development and Marketing for EnTec, a drug delivery business unit within FMC Corporation's Pharmaceutical Division. He has held various other business and technical positions at FMC Corporation, including Manager of Marketing for its pharmaceutical functional coatings product line. Mr. Dick received in 1992 from the Stern School of Business, New York University an M.B.A, and in 1976 from Cornell University a B.S. in Chemical Engineering and in 1978 from Cornell University an M.S. in Chemical Engineering.

         For the year ended  December  31, 2005,  Dr. Behl earned  approximately
$260,000 in cash fees for services rendered (such amount did not include expenses) and received 100,000 shares of Common Stock upon exercise of warrants in December 2005. The aggregate exercise price of such warrants, $154,000, was paid to the Registrant by means of an offset against additional fees owed to Dr. Behl as of December 2005. For the year ended December 31, 2005, Mr. Dick earned a base salary of $150,000, a cash bonus of $25,000 and recieved options to purchase 40,000 shares of Common Stock.

         The Registrant is in the process of finalizing employment terms with each of Dr. Behl and Mr. Dick commiserate with their new responsibilities.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 10, 2006

                                              ELITE PHARMACEUTICALS, INC.


                                              By:        /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer


                                        2